                                                                     Exhibit 4.2


                             SARA LEE CORPORATION

                             6 1/4% Notes due 2011


Registered No. FXR-1                             Principal Amount:  $500,000,000
CUSIP No. 803111 AK 9

     This Security is a Security in global form within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This global Security is exchangeable for Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in such limited circumstances.

     Unless this Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York), a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any Security issued upon registration of transfer of, or in exchange for, or in lieu of, this Security is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH
HEREIN:

Principal Amount: $500,000,000

Original Issue Date:  September 10,     Stated Maturity:  September 15, 2011       This Security is a: Global Security
2001

Specified Currency:  U.S. dollars       Authorized Denominations:
                                        U.S. $1,000 and any integral multiple
                                        of $1,000 in excess thereof

Initial Interest Rate:  6 1/4% per      Interest Payment Dates:                    Regular Record Dates:  March 1 and
annum                                   March 15 and September 15 of each year,    September 1 immediately preceding
                                        beginning March 15, 2002                   the respective Interest Payment Dates

Redemption Date(s):  Any time after   Redemption Price(s):  The greater of
the Original Issue Date               (I) 100% of the principal amount to be
                                      redeemed and (ii) as determined by the
                                      Quotation Agent (as defined herein),
                                      the sum of the present values of the
                                      remaining scheduled payments of
                                      principal and interest hereon (not
                                      including any portion of those payments
                                      of interest accrued to the Redemption
                                      Date) discounted to the date of
                                      redemption on a semi-annual basis
                                      (assuming a 360-day year consisting of
                                      twelve 30-day months) at the Adjusted
                                      Treasury Rate (as defined herein) plus
                                      20 basis points, plus, in each case,
                                      accrued interest hereon to the
                                      Redemption Date

Discounted Security:                  Original Issue Discount Security:
[_] yes  [X] no                       [_] yes  [X] no

Issue Price (expressed as a
percentage of aggregate principal
amount):  99.507%

                             SARA LEE CORPORATION

     SARA LEE CORPORATION, a Maryland corporation (herein called the "Company," which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal amount stated above at Stated Maturity, and to pay interest thereon from the Original Issue Date shown above or, in the case of a Security issued upon registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for to, but not including, the applicable Interest Payment Date or the Stated Maturity or any Redemption Date (each such Stated Maturity or Redemption Date is referred to hereinafter as a "Maturity" with respect to principal repayable on such date), as the case may be, provided that if the Original Issue Date is after a Regular Record Date and
    --------
before the Interest Payment Date immediately following such Regular Record Date, interest payments will commence on the second Interest Payment Date following the Original Issue Date, at the rate per annum set forth above, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest; provided, however, that
                                                       --------  -------
interest payable at Maturity will be payable to the Person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Company to the Holder of this Security (or one or more Predecessor Securities) not less than 15 calendar days preceding such special record date (the "Special Record Date").

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture dated as of October 2, 1990, as supplemented from time to time (herein called the "Indenture"), among the Company and The Bank of New York, as successor to Continental Bank, N.A., as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof. The Securities of this series may be denominated in different currencies, bear different dates, mature at different times and bear interest at different rates. Subject to being increased by the Company pursuant to an Officer's Certificate, the aggregate principal amount of the Securities of this series which may be authenticated and delivered pursuant to the Indenture (except as provided therein) is $1,000,000,000.

     The Company will appoint and at all times maintain a Paying Agent (which may be the Trustee) authorized by the Company to pay the principal of (and premium, if any) and interest on any Securities of this series on behalf of the Company and having an office or agency in The City of New York, New York or The City of Chicago, Illinois where Securities of this series may be presented or surrendered for payment and where notices, designations or requests in respect of payments with respect to Securities of this series may be served. The Company has initially appointed The Bank of New York as such Paying Agent, with its Corporate Trust Office currently at 101 Barclay Street, New York, New York 10286. The Company will give prompt written notice to the Trustee of any change in such appointment.

     Funds for the payment of the principal of (and premium, if any) and interest on this Security due in United States dollars on any Interest Payment Date or at Maturity will be made available to the Trustee on such date. As soon as possible thereafter, the Trustee will pay such funds to the Depositary (referred to below), and the Depositary will allocate and pay such funds to the owners of beneficial interests in this Security in accordance with its existing operating procedures.

     The principal of (and premium, if any) and interest on this Security are payable by the Company in the Specified Currency set forth above.

     Interest payments for this Security will include interest accrued to, but excluding, the Interest Payment Dates. Interest payments for this Security shall be computed and paid on the basis of a 360-day year of twelve 30-day months unless otherwise specified.

     Any payment on this Security due on any day which is not a Market Day need not be made on such day, but may be made on the next succeeding Market Day with the same force and effect as if made on such due date, and no interest shall be payable on the date of payment for the period from and after such due date.

     "Business Day," with respect to any particular location, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in such location are authorized by law or regulation to close. "Market Day" means any Business Day in The City of New York.

     This Security is subject to redemption at any time at the option of the Company, upon notice by first-class mail, postage prepaid, mailed not less than 30 days nor more than 60 days prior to the Redemption Date specified in such notice, at the applicable Redemption Price specified on the face hereof, but interest installments whose maturity is prior to the Redemption Date will be payable to the Holder of this Security, or one or more Predecessor Securities, of record at the close of business on the relevant Regular or Special Record Dates, all as provided in the Indenture. The Company may elect to redeem less than the entire principal amount hereof, provided that the principal amount, if
                                         --------
any, of this Security that remains outstanding after such redemption is an Authorized Denomination, as defined herein. In the event of any redemption in part, the Company will not be required to (i) issue, register the transfer of, or exchange any Security during a period of 15 days next preceding the day of the first mailing of the notice of redemption of Securities selected for redemption or (ii) register the transfer or exchange of any Security, or any portion thereof, called for redemption, except the unredeemed portion of any Security being redeemed in part. In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor and for a principal amount equal to the unredeemed or unrepaid portion will be delivered to the registered Holder upon the cancellation hereof.

     "Adjusted Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

     "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of this Security that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of this Security.

     "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the Reference Treasury Dealer Quotations for the Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or
(ii) if the Trustee obtains fewer than three Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.

     "Quotation Agent" means J.P. Morgan Securities Inc. or another Reference Treasury Dealer appointed by the Company.

     "Reference Treasury Dealer" means (i) each of J.P. Morgan Securities Inc. and Solomon Smith Barney Inc. and their respective successors; provided,
                                                               --------
however, that if either of the foregoing shall cease to be a primary U.S.
-------
Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute another Primary Treasury Dealer, and (ii) any other Primary Treasury Dealer selected by the Company.

     "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding that Redemption Date.

     This Security shall not be repayable at the option of the Holder on any date prior to the Stated Maturity specified above.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     OTHER PROVISIONS:

     With respect to the Securities of this series, the term "Principal Domestic Property," as set forth in the Indenture, shall mean "any facility (together with the land on which it is erected and fixtures comprising a part thereof) used primarily for manufacturing, processing or distribution, located in the United States, owned or leased by the Issuer or a Subsidiary and having a gross book value (without deduction for depreciation reserves) in excess of $50,000,000, other than any such facility or portion thereof which, in the opinion of the Board of Directors of the Issuer, is not of material importance to the total business conducted by the Issuer and its Subsidiaries as an entirety."

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than 50% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting, with certain exceptions as therein provided, the Holders of not less than a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the right of the Holder of this Security, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

     The Indenture contains provisions, which apply to this Security, for defeasance of (i) the entire indebtedness of this Security and (ii) certain restrictive covenants, subject in either case to compliance by the Company with conditions set forth in the Indenture, including that in the event of defeasance pursuant to Section 10.1(A) of the Indenture Holders of this Security shall only be able to look to the trust fund established pursuant to Section 10.1(A) for payment of principal of and premium, if any, and interest on this Security until Maturity.

     As provided in the Indenture and subject to certain additional limitations set forth therein and as may be set forth above, the transfer of this Security is registrable in the Security register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of like tenor, of Authorized Denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without interest coupons in denominations of U.S. $1,000 and any integral multiple of U.S. $1,000 in excess thereof (an "Authorized Denomination"). The Securities of this series may be issued, in whole or in part, in the form of one or more global Securities and issued to The Depository Trust Company as depositary for the global Securities of this series (the "Depositary") or its nominee and registered in the name of the Depositary or such nominee. As provided in the Indenture and subject to certain limitations set forth therein and as may be set forth on the face hereof, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of like tenor and like terms of a different Authorized Denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentation of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture and the Securities endorsed thereon shall be governed by and construed in accordance with the laws of the State of New York.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to above, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: September 10, 2001               SARA LEE CORPORATION


                                        ____________________________________
                                        By:
                                        Title:



                                        ____________________________________
                                        By:
                                        Title:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated in, and issued under, the Indenture described herein.

     THE BANK OF NEW YORK,
      as Trustee

     By: ___________________________________
            Authorized Signatory

                                 ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM - as tenants in common

     TEN ENT - as tenants by the entireties

     JT TEN - as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT -_______________ Custodian ___________________________
                            (Cust)                         (Minor)

                        Under Uniform Gifts to Minors Act

                        __________________________________________
                            (State)

Additional abbreviations may also be used though not in the above list.

                                ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT
SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
________________________________________________________________________________

PLEASE PRINT OR TYPEWRITE
NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE
____________________________________________________________________________

the within Security and all rights thereunder, hereby irrevocably constituting and appointing

________________________________________________________________________________

attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

DATED: ______________________       _______________________________
                                    NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

                             SARA LEE CORPORATION

                             6 1/4% Notes due 2011

Registered No. FXR-2                          Principal Amount: $500,000,000
CUSIP No. 803111 AK 9

     This Security is a Security in global form within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This global Security is exchangeable for Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in such limited circumstances.

     Unless this Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York), a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any Security issued upon registration of transfer of, or in exchange for, or in lieu of, this Security is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH
HEREIN:

Principal Amount: $500,000,000

Original Issue Date:  September 10,    Stated Maturity:  September 15, 2011       This Security is a: Global Security
2001

Specified Currency:  U.S. dollars      Authorized Denominations:
                                       U.S. $1,000 and any integral multiple
                                       of $1,000 in excess thereof

Initial Interest Rate:  6 1/4% per     Interest Payment Dates:                    Regular Record Dates:  March 1 and
annum                                  March 15 and September 15 of each year,    September 1 immediately preceding
                                       beginning March 15, 2002                   the respective Interest Payment Dates

Redemption Date(s):  Any time after   Redemption Price(s):  The greater of
the Original Issue Date               (I) 100% of the principal amount to be
                                      redeemed and (ii) as determined by the
                                      Quotation Agent (as defined herein), the sum of the present values of the remaining scheduled payments of principal and interest hereon (not including any portion of those payments of interest accrued to the Redemption Date) discounted to the date of redemption on a semi-annual basis
                                      (assuming a 360-day year consisting of
                                      twelve 30-day months) at the Adjusted
                                      Treasury Rate (as defined herein) plus 20 basis points, plus, in each case, accrued interest hereon to the Redemption Date

Discounted Security:                  Original Issue Discount Security:
[_] yes   [X] no                      [_] yes    [X] no

Issue Price (expressed as a
percentage of aggregate principal
amount):  99.507%

                             SARA LEE CORPORATION

     SARA LEE CORPORATION, a Maryland corporation (herein called the "Company," which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal amount stated above at Stated Maturity, and to pay interest thereon from the Original Issue Date shown above or, in the case of a Security issued upon registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for to, but not including, the applicable Interest Payment Date or the Stated Maturity or any Redemption Date (each such Stated Maturity or Redemption Date is referred to hereinafter as a "Maturity" with respect to principal repayable on such date), as the case may be, provided that if the Original Issue Date is after a Regular Record Date and
    --------
before the Interest Payment Date immediately following such Regular Record Date, interest payments will commence on the second Interest Payment Date following the Original Issue Date, at the rate per annum set forth above, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest; provided, however, that
                                                       --------  -------
interest payable at Maturity will be payable to the Person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Company to the Holder of this Security (or one or more Predecessor Securities) not less than 15 calendar days preceding such special record date (the "Special Record Date").

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture dated as of October 2, 1990, as supplemented from time to time (herein called the "Indenture"), among the Company and The Bank of New York, as successor to Continental Bank, N.A., as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof. The Securities of this series may be denominated in different currencies, bear different dates, mature at different times and bear interest at different rates. Subject to being increased by the Company pursuant to an Officer's Certificate, the aggregate principal amount of the Securities of this series which may be authenticated and delivered pursuant to the Indenture (except as provided therein) is $1,000,000,000.

     The Company will appoint and at all times maintain a Paying Agent (which may be the Trustee) authorized by the Company to pay the principal of (and premium, if any) and interest on any Securities of this series on behalf of the Company and having an office or agency in The City of New York, New York or The City of Chicago, Illinois where Securities of this series may be presented or surrendered for payment and where notices, designations or requests in respect of payments with respect to Securities of this series may be served. The Company has initially appointed The Bank of New York as such Paying Agent, with its Corporate Trust Office currently at 101 Barclay Street, New York, New York 10286. The Company will give prompt written notice to the Trustee of any change in such appointment.

     Funds for the payment of the principal of (and premium, if any) and interest on this Security due in United States dollars on any Interest Payment Date or at Maturity will be made available to the Trustee on such date. As soon as possible thereafter, the Trustee will pay such funds to the Depositary (referred to below), and the Depositary will allocate and pay such funds to the owners of beneficial interests in this Security in accordance with its existing operating procedures.

     The principal of (and premium, if any) and interest on this Security are payable by the Company in the Specified Currency set forth above.

     Interest payments for this Security will include interest accrued to, but excluding, the Interest Payment Dates. Interest payments for this Security shall be computed and paid on the basis of a 360-day year of twelve 30-day months unless otherwise specified.

     Any payment on this Security due on any day which is not a Market Day need not be made on such day, but may be made on the next succeeding Market Day with the same force and effect as if made on such due date, and no interest shall be payable on the date of payment for the period from and after such due date.

     "Business Day," with respect to any particular location, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in such location are authorized by law or regulation to close. "Market Day" means any Business Day in The City of New York.

     This Security is subject to redemption at any time at the option of the Company, upon notice by first-class mail, postage prepaid, mailed not less than 30 days nor more than 60 days prior to the Redemption Date specified in such notice, at the applicable Redemption Price specified on the face hereof, but interest installments whose maturity is prior to the Redemption Date will be payable to the Holder of this Security, or one or more Predecessor Securities, of record at the close of business on the relevant Regular or Special Record Dates, all as provided in the Indenture. The Company may elect to redeem less than the entire principal amount hereof, provided that the principal amount, if
                                         --------
any, of this Security that remains outstanding after such redemption is an Authorized Denomination, as defined herein. In the event of any redemption in part, the Company will not be required to (i) issue, register the transfer of, or exchange any Security during a period of 15 days next preceding the day of the first mailing of the notice of redemption of Securities selected for redemption or (ii) register the transfer or exchange of any Security, or any portion thereof, called for redemption, except the unredeemed portion of any Security being redeemed in part. In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor and for a principal amount equal to the unredeemed or unrepaid portion will be delivered to the registered Holder upon the cancellation hereof.

     "Adjusted Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

     "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of this Security that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of this Security.

     "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the Reference Treasury Dealer Quotations for the Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or
(ii) if the Trustee obtains fewer than three Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.

     "Quotation Agent" means J.P. Morgan Securities Inc. or another Reference Treasury Dealer appointed by the Company.

     "Reference Treasury Dealer" means (i) each of J.P. Morgan Securities Inc. and Solomon Smith Barney Inc. and their respective successors; provided,
                                                               --------
however, that if either of the foregoing shall cease to be a primary U.S.
-------
Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute another Primary Treasury Dealer, and (ii) any other Primary Treasury Dealer selected by the Company.

     "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding that Redemption Date.

     This Security shall not be repayable at the option of the Holder on any date prior to the Stated Maturity specified above.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     OTHER PROVISIONS:

     With respect to the Securities of this series, the term "Principal Domestic Property," as set forth in the Indenture, shall mean "any facility (together with the land on which it is erected and fixtures comprising a part thereof) used primarily for manufacturing, processing or distribution, located in the United States, owned or leased by the Issuer or a Subsidiary and having a gross book value (without deduction for depreciation reserves) in excess of $50,000,000, other than any such facility or portion thereof which, in the opinion of the Board of Directors of the Issuer, is not of material importance to the total business conducted by the Issuer and its Subsidiaries as an entirety."

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than 50% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting, with certain exceptions as therein provided, the Holders of not less than a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the right of the Holder of this Security, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed.

     The Indenture contains provisions, which apply to this Security, for defeasance of (i) the entire indebtedness of this Security and (ii) certain restrictive covenants, subject in either case to compliance by the Company with conditions set forth in the Indenture, including that in the event of defeasance pursuant to Section 10.1(A) of the Indenture Holders of this Security shall only be able to look to the trust fund established pursuant to Section 10.1(A) for payment of principal of and premium, if any, and interest on this Security until Maturity.

     As provided in the Indenture and subject to certain additional limitations set forth therein and as may be set forth above, the transfer of this Security is registrable in the Security register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of like tenor, of Authorized Denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without interest coupons in denominations of U.S. $1,000 and any integral multiple of U.S. $1,000 in excess thereof (an "Authorized Denomination"). The Securities of this series may be issued, in whole or in part, in the form of one or more global Securities and issued to The Depository Trust Company as depositary for the global Securities of this series (the "Depositary") or its nominee and registered in the name of the Depositary or such nominee. As provided in the Indenture and subject to certain limitations set forth therein and as may be set forth on the face hereof, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of like tenor and like terms of a different Authorized Denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentation of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture and the Securities endorsed thereon shall be governed by and construed in accordance with the laws of the State of New York.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to above, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:  September 10, 2001                   SARA LEE CORPORATION

                                             _______________________________
                                             By:
                                             Title:



                                             _______________________________
                                             By:
                                             Title:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the
series designated in, and issued under, the Indenture described herein.

     THE BANK OF NEW YORK,
     as Trustee

     By: ___________________________________
         Authorized Signatory

                                 ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM - as tenants in common

     TEN ENT - as tenants by the entireties

     JT TEN - as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT - ____________________ Custodian___________________
                               (Cust)                       (Minor)

                      Under Uniform Gifts to Minors Act

                      ______________________________________
                               (State)

Additional abbreviations may also be used though not in the above list.

                                ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT
SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
________________________________________________________________________________

PLEASE PRINT OR TYPEWRITE
NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

____________________________________________________________________________

the within Security and all rights thereunder, hereby irrevocably constituting and appointing

________________________________________________________________________________

attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

DATED: __________________________   ____________________________________
                                    NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.